Exhibit 3.2 BYLAWS OF NEUROCRINE BIOSCIENCES, INC. (a Delaware corporation) BYLAWS OF NEUROCRINE BIOSCIENCES, INC. (a Delaware corporation) TABLE OF CONTENTS Page - i - ARTICLE I CORPORATE OFFICES .................................................................................. 1 1.1 REGISTERED OFFICE ................................................................................................... 1 1.2 OTHER OFFICES ........................................................................................................... 1 ARTICLE II MEETINGS OF STOCKHOLDERS ................................................................ 1 2.1 PLACE OF MEETINGS .................................................................................................. 1 2.2 ANNUAL MEETING ...................................................................................................... 1 2.3 SPECIAL MEETING ....................................................................................................... 2 2.4 NOTICE OF STOCKHOLDERS’ MEETINGS .............................................................. 2 2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS ....................................................................................................................... 2 2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE....................................... 3 2.7 ADDITIONAL REQUIREMENTS AS TO NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS ......................................................... 4 2.8 PROXY ACCESS FOR DIRECTOR NOMINATIONS ................................................. 7 2.9 QUORUM ...................................................................................................................... 15 2.10 ADJOURNED MEETING; NOTICE ............................................................................ 16 2.11 VOTING......................................................................................................................... 16 2.12 STOCKHOLDER ACTION BY CONSENT WITHOUT A MEETING ...................... 17 2.13 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING .................................... 18 2.14 PROXIES ....................................................................................................................... 18 2.15 ORGANIZATION ......................................................................................................... 18 2.16 LIST OF STOCKHOLDERS ENTITLED TO VOTE .................................................. 19 2.17 WAIVER OF NOTICE .................................................................................................. 19 2.18 DELIVERY TO THE CORPORATION ....................................................................... 20 ARTICLE III DIRECTORS .................................................................................................. 20 3.1 POWERS ........................................................................................................................ 20 3.2 NUMBER OF DIRECTORS ......................................................................................... 20 3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS ............................................ 20 3.4 RESIGNATION AND VACANCIES ........................................................................... 20 3.5 REMOVAL OF DIRECTORS ....................................................................................... 21 3.6 PLACE OF MEETINGS; MEETINGS BY TELEPHONE ........................................... 21 3.7 REGULAR MEETINGS ................................................................................................ 22 3.8 SPECIAL MEETINGS; NOTICE .................................................................................. 22 3.9 QUORUM ...................................................................................................................... 22 3.10 ADJOURNMENT .......................................................................................................... 23 3.11 NOTICE OF ADJOURNMENT .................................................................................... 23 TABLE OF CONTENTS (continued) Page - ii - 3.12 BOARD ACTION BY CONSENT WITHOUT A MEETING ..................................... 23 3.13 FEES AND COMPENSATION OF DIRECTORS ....................................................... 23 3.14 APPROVAL OF LOANS TO OFFICERS .................................................................... 23 3.15 SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION ........... 23 ARTICLE IV COMMITTEES............................................................................................... 24 4.1 COMMITTEES OF DIRECTORS................................................................................. 24 4.2 MEETINGS AND ACTION OF COMMITTEES ......................................................... 24 4.3 COMMITTEE MINUTES ............................................................................................. 25 ARTICLE V OFFICERS ...................................................................................................... 25 5.1 OFFICERS ..................................................................................................................... 25 5.2 ELECTION OF OFFICERS........................................................................................... 25 5.3 SUBORDINATE OFFICERS ........................................................................................ 25 5.4 REMOVAL AND RESIGNATION OF OFFICERS ..................................................... 25 5.5 VACANCIES IN OFFICES ........................................................................................... 26 5.6 CHAIRMAN OF THE BOARD .................................................................................... 26 5.7 PRESIDENT .................................................................................................................. 26 5.8 VICE PRESIDENTS ...................................................................................................... 26 5.9 SECRETARY................................................................................................................. 27 5.10 CHIEF FINANCIAL OFFICER .................................................................................... 27 5.11 ASSISTANT SECRETARY .......................................................................................... 27 5.12 ADMINISTRATIVE OFFICERS .................................................................................. 28 5.13 AUTHORITY AND DUTIES OF OFFICERS .............................................................. 28 ARTICLE VI INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS .......................................................................................... 28 6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS ......................................... 28 6.2 RIGHT TO BRING SUIT .............................................................................................. 29 6.3 INDEMNIFICATION OF OTHERS ............................................................................. 30 6.4 INSURANCE ................................................................................................................. 30 ARTICLE VII RECORDS AND REPORTS .......................................................................... 31 7.1 MAINTENANCE AND INSPECTION OF RECORDS ............................................... 31 7.2 INSPECTION BY DIRECTORS ................................................................................... 31 7.3 REPRESENTATION OF SHARES OF OTHER CORPORATIONS .......................... 31 7.4 CERTIFICATION AND INSPECTION OF BYLAWS ................................................ 31 ARTICLE VIII GENERAL MATTERS .................................................................................. 32 8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING .......... 32 8.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS ......................................... 32 8.3 CORPORATE CONTRACTS AND INSTRUMENTS HOW EXECUTED ................ 32 TABLE OF CONTENTS (continued) Page - iii - 8.4 STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES ........................... 32 8.5 SPECIAL DESIGNATION ON CERTIFICATES ........................................................ 33 8.6 LOST CERTIFICATES ................................................................................................. 33 8.7 TRANSFER AGENTS AND REGISTRARS ............................................................... 34 8.8 CONSTRUCTION; DEFINITIONS .............................................................................. 34 ARTICLE IX AMENDMENTS ............................................................................................ 34 ARTICLE X FORUM FOR ADJUDICATION OF DISPUTES ......................................... 34

BYLAWS OF NEUROCRINE BIOSCIENCES, INC. (a Delaware corporation) ARTICLE I CORPORATE OFFICES 1.1 REGISTERED OFFICE The registered office of the corporation shall be in the State of Delaware at such location and with such registered agent in charge thereof as may be established by the board of directors from time to time. 1.2 OTHER OFFICES The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business. ARTICLE II MEETINGS OF STOCKHOLDERS 2.1 PLACE OF MEETINGS Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the corporation. The board of directors may, in its sole discretion, determine that any meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as provided under the General Corporation Law of Delaware (“DGCL”). 2.2 ANNUAL MEETING The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Tuesday in May in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted. Only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting. 2. 2.3 SPECIAL MEETING A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more stockholders holding shares in the aggregate entitled to cast more than ten percent (10%) of the votes at that meeting. No other person or persons are permitted to call a special meeting. If a special meeting is called by any person or persons other than the board of directors, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.6 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held. 2.4 NOTICE OF STOCKHOLDERS’ MEETINGS All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election. 2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, (a) nominations for the election of directors, and (b) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of their intent to make such nomination or nominations or to propose such 3. business. To be timely, such stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the date specified in the corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder’s notice to the secretary shall set forth: (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected. The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure. 2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE Except as otherwise required by law, notice may be given in writing directed to a stockholder’s mailing address as it appears on the records of the corporation and shall be given: (a) if mailed, when notice is deposited in the U.S. mail, postage prepaid; and (b) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address. So long as the corporation is subject to the proxy rules set forth in Regulation 14A under the 1934 Act, notice shall be given in the manner required by such rules. To the extent permitted by such rules, or if the corporation is not subject to Regulation 14A, notice may be given by electronic transmission directed to the stockholder’s electronic mail address, and if so given, shall be given when directed to such stockholder’s electronic mail address unless the stockholder has notified the corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the DGCL. If notice is given by electronic mail, such notice shall comply with the applicable provisions of Section 232 of the 4. DGCL. Notice may be given by other forms of electronic transmission with the consent of a stockholder in the manner permitted by Section 232(b) of the DGCL and shall be deemed given as provided therein. An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall, in the absence of fraud, be prima facie evidence of the giving of such notice. 2.7 ADDITIONAL REQUIREMENTS AS TO NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS (a) In addition to the requirements set forth in Section 2.5, and to the extent not already required by Section 2.5, the written notice required by Section 2.5 shall set include, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, including any person who is a member of a “group” (as such term is used in Rule 13d-5 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) with any such stockholder or beneficial owner with respect to the stock of the corporation)(each, a “Proponent” and collectively, the “Proponents”): a statement (i) whether or not any Proponent will engage in a solicitation within the meaning of Rule 14a-1(l) under the 1934 Act with respect to the nomination or business proposal and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the 1934 Act) in such solicitation and the amount of the cost of the solicitation that has been and will be borne (directly or indirectly) by each participant in such solicitation, (ii) whether such person or group, in the case of a proposal of business other than nominations, will deliver a proxy statement and form of proxy (through means satisfying each of the conditions that would be applicable to the corporation under either Rule 14a-16(a) or Rule 14a-16(n) under the 1934 Act) to holders (including beneficial owners pursuant to Rule 14b-1 and Rule 14b-2 under the 1934 Act) of at least the percentage of voting power of all of the shares of capital stock of the corporation required under applicable law to carry the business proposal (if applicable), (iii) confirming that such person or group, in the case of any nomination (except for a nomination made by an Eligible Stockholder pursuant to Section 2.8), will solicit the holders of at least 67% of the voting power of the corporation’s stock entitled to vote generally in the election of directors in support of director nominees other than the corporation’s nominees, and (iv) whether any such person or group intends to otherwise solicit proxies from stockholders in support of a proposal or nomination. (b) A stockholder providing written notice required by Section 2.5 shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the date that is five (5) business days prior to the meeting and, in the event of any adjournment, recess or postponement thereof, five (5) business days prior to such adjourned, recessed or postponed meeting; provided, that no such update or supplement shall cure or affect the accuracy (or inaccuracy) of any representations made by any Proponent, any of its affiliates or associates, or a nominee or the validity (or invalidity) of any nomination or proposal that failed to comply with Sections 2.5, 2.7 and 2.8 or is rendered invalid as a result of any inaccuracy therein. In the case of an update and supplement pursuant to clause (i) of this Section 2.7(b), such update and supplement shall be received by the secretary of the corporation at the principal executive

5. offices of the corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 2.7(b), such update and supplement shall be received by the secretary of the corporation at the principal executive offices of the corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting. (c) To be eligible to be a nominee for election or re-election as a director of the corporation pursuant to a nomination by a stockholder under Section 2.5, Section 2.7(e) or Section 2.8, such proposed nominee or a person on such proposed nominee’s behalf must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.5, 2.7(e) or 2.8, as applicable) to the secretary of the corporation at the principal executive offices of the corporation, a written questionnaire with respect to the background, qualification, stock ownership and independence of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the secretary of the corporation within ten (10) days following a written request therefor by a record stockholder) and a written representation and agreement (in the form provided by the secretary of the corporation upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation in the questionnaire or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the corporation or a nominee that has not been disclosed therein, (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with, all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation, as well as any applicable law, rule or regulation or listing requirement, and (iv) if elected as director of the corporation, intends to serve the entire term until the next meeting at which such candidate would face re-election. (d) A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with Section 2.5 or Section 2.7(e) and the applicable provisions of Section 2.7 are satisfied. Notwithstanding anything to the contrary in these bylaws, unless otherwise required by applicable law, if any Proponent (i) provides notice pursuant to Rule 14a-19(b) promulgated under the 1934 Act with respect to any proposed nominee and (ii) subsequently (x) fails to comply with the requirements of Rule 14a-19 promulgated under the 1934 Act (or fails to timely provide reasonable evidence sufficient to satisfy the corporation that such Proponent has met the requirements of Rule 14a-19(a)(3) promulgated under the 1934 Act in accordance with the following sentence) or (y) fails to inform the corporation that they no longer plan to solicit proxies in accordance with the requirements of Rule 14a-19 under the 1934 Act by delivering a written notice to the secretary of the corporation at the principal executive offices of the corporation within two (2) business days after the occurrence of such change, then the 6. nomination of each such proposed nominee shall be disregarded (and such nominee disqualified), notwithstanding that the nominee is included as a nominee in the corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the corporation (which proxies and votes shall be disregarded). If any Proponent provides notice pursuant to Rule 14a-19(b) promulgated under the 1934 Act, such Proponent shall deliver to the corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the 1934 Act. Notwithstanding anything to the contrary set forth herein, and for the avoidance of doubt, the nomination of any person whose name is included as a nominee in the corporation’s proxy statement, notice of meeting or other proxy materials for any annual meeting (or any supplement thereto) as a result of any notice provided by any Proponent pursuant to Rule 14a-19(b) promulgated under the 1934 Act with respect to such proposed nominee and whose nomination is not made by or at the direction of the board of directors or any authorized committee thereof shall not be deemed to have been made pursuant to the corporation’s notice of meeting (or any supplement thereto) and any such nominee may only be nominated by a stockholder of the corporation pursuant to Section 2.5. (e) Special Meetings. No business may be transacted at a special meeting otherwise than specified in the notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the board of directors (or an authorized committee thereof), (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the secretary of the corporation setting forth the information required by Section 2.5 or (iii) in the case of a stockholder-requested special meeting, by any stockholder pursuant to Section 2.3. In the event the corporation calls a special meeting of stockholders (other than a stockholder- requested special meeting) for the purpose of electing one or more directors to the board of directors, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if written notice setting forth the information required by Section 2.5 of these bylaws shall be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 2.7(b). In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above. Notwithstanding the foregoing provisions of this Section 2.7(e), a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.7(e), and any violation thereof shall be deemed violation of these bylaws. The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. Notwithstanding any other provision of these bylaws, in the case of a stockholder-requested special meeting, no stockholder may nominate a person for 7. election to the board of directors or propose any other business to be considered at the meeting, except pursuant to the written request(s) delivered for such special meeting pursuant to Section 2.3. 2.8 PROXY ACCESS FOR DIRECTOR NOMINATIONS (a) Nominees to be Included in the Corporation’s Proxy Statement. Whenever the board of directors solicits proxies with respect to the election of directors at an annual meeting of stockholders, the corporation shall include in its proxy statement or on its form of proxy, voting instruction form and ballot, as applicable (collectively, its “proxy materials”) for an annual meeting of stockholders the name, together, in the case of the proxy statement, with the Required Information (as defined below), of any person nominated for election (a “Proxy Access Nominee”) to the board of directors by a stockholder that satisfies, or by a group of no more than twenty (20) stockholders that satisfy, the requirements of this Section 2.8 (such stockholder or group of stockholders being an “Eligible Stockholder”) and that expressly elects at the time of providing the notice required by this Section 2.8 (the “Proxy Access Notice”) to have its nominee included in the corporation’s proxy materials pursuant to this Section 2.8. The “Required Information” that the corporation will include in its proxy statement is (A) the information concerning the Proxy Access Nominee and the Eligible Stockholder that is required to be disclosed in the corporation’s proxy statement by the regulations promulgated under the 1934 Act, and (B) if the Eligible Stockholder so elects, a written statement, not to exceed five hundred (500) words, in support of the Proxy Access Nominee’s candidacy (the “Statement”). To be timely, the Required Information must be received by the secretary of the corporation within the time period specified in this Section 2.8 for providing the Proxy Access Notice. Notwithstanding anything to the contrary contained in this Section 2.8, the corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes (A) is materially false or misleading or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, (B) would violate any applicable law, regulation or listing standard, or (C) directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or association, without factual foundation, with respect to any person. Nothing in this Section 2.8 shall limit the corporation’s ability to solicit against and include in its proxy materials or any other soliciting materials its own statements relating to any Eligible Stockholder or Proxy Access Nominee. (b) Notice Period. To be timely, a stockholder’s Proxy Access Notice must be received by the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the one hundred twentieth (120th) day, nor earlier than the close of business on the one hundred fiftieth (150th) day, prior to the first anniversary of the date (as stated in the corporation’s proxy materials) that the definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year’s annual meeting or if no annual meeting was held in the preceding year, the Proxy Access Notice, to be timely, must be delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such annual meeting or the tenth (10th) day following the day on 8. which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment, recess or postponement of an annual meeting for which notice has already been given or for which a public announcement of the meeting date has as already been made commence a new time period (or extend any time period) for the giving of a Proxy Access Notice as described above. (c) Permitted Number of Proxy Access Nominees. The maximum number of Proxy Access Nominees that may be included in the corporation’s proxy materials with respect to an annual meeting of stockholders shall not exceed the greater of (A) two or (B) twenty percent (20%) of the number of directors in office as of the last day on which a Proxy Access Notice may be delivered pursuant to this Section 2.8, or if such amount is not a whole number, the closest whole number below twenty percent (20%); provided, however, for so long as the board of directors is divided into three classes pursuant to Section 3.4, then the maximum number of Proxy Access Nominees shall not exceed fifty percent (50%) of the number of directors in the class whose term expires at such annual meeting, or if such amount is not a whole number, the closest whole number below fifty percent (50%); provided, further, that the maximum number of Proxy Access Nominees shall be reduced by: (i) any Proxy Access Nominees who were submitted by an Eligible Stockholder as nominations for inclusion in the corporation’s proxy materials pursuant to this Section 2.8 but are subsequently either withdrawn or nominated by the board of directors as nominees of the board of directors; (ii) any nominees recommended or unopposed by the board of directors pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with the acquisition of stock from the corporation by such stockholder or group of stockholders); and (iii) any nominees who were previously elected to the board of directors as Proxy Access Nominees (or pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders as set forth in (ii) above) at any of the preceding three (3) annual meetings and who are re-nominated for election at such annual meeting by the board of directors. In the event that, for any reason, one or more vacancies occurs on the board of directors after the deadline for submitting a Proxy Access Notice but before the date of the annual meeting of stockholders, and the board of directors resolves to reduce the size of the board of directors in connection therewith, the maximum number of Proxy Access Nominees shall be calculated based on the number of directors as so reduced. In the event that the number of Proxy Access Nominees submitted by Eligible Stockholders pursuant to this Section 2.8 exceeds the maximum number allowed under this Section 2.8(c), each Eligible Stockholder will select one Proxy Access Nominee for inclusion in the corporation’s proxy materials until the maximum number is reached, going in order of the number (largest to smallest) of shares of the capital stock of the corporation each Eligible Stockholder disclosed as owned in its Proxy Access Notice submitted to the corporation and confirmed by the corporation. If the maximum number is not reached after each Eligible Stockholder has selected one Proxy Access Nominee, this selection process shall continue as many

9. times as necessary, following the same order each time, until the maximum number is reached. Following such determination, if any Proxy Access Nominee who satisfies the eligibility requirements of this Section 2.8 is thereafter (y) nominated by the board of directors or (z) not included in the corporation’s proxy materials or is not submitted for election as a director, in either case, as a result of the Eligible Stockholder becoming ineligible or withdrawing its nomination, the Proxy Access Nominee becoming unwilling or unable to serve on the board of directors or the Eligible Stockholder or the Proxy Access Nominee failing to comply with the provisions of this Section 2.8, no other nominee or nominees shall be included in the corporation’s proxy materials or otherwise submitted for director election in substitution thereof pursuant to this Section 2.8. (d) Eligible Stockholder. An Eligible Stockholder must have owned (as defined below) continuously for at least three (3) years that number of shares of capital stock as shall constitute 3% or more of the voting power of the outstanding capital stock of the corporation entitled to vote generally in the election of directors (the “Required Shares”) as of both (A) a date within seven (7) days prior to the date of the Proxy Access Notice and (B) the record date for determining stockholders entitled to vote at the annual meeting, and must continue to own the Required Shares through the annual meeting date for which the Proxy Access Nominee is being proposed. For purposes of satisfying the foregoing ownership requirement under this Section 2.8, (A) the shares of the capital stock of the corporation owned by one or more stockholders, or by the person(s) who own(s) shares of the capital stock of the corporation and on whose behalf any stockholder is acting, may be aggregated, provided that the number of stockholders and other persons whose ownership of shares of capital stock of the corporation is aggregated for such purpose shall not exceed twenty (20), and (B) (i) group of funds under common investment and management control or under common management and funded primarily by the same employer or (ii) a “group of investment companies” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended (two or more funds or a “group of investment companies” referred to under (B), collectively, a “Qualifying Fund”) shall be treated as one stockholder or person for this purpose if such stockholder provides documentation reasonably satisfactory to the corporation that demonstrates satisfaction of such criteria. A record holder acting on behalf of one or more beneficial owners will not be counted separately as a stockholder with respect to the shares owned by beneficial owners on whose behalf such record holder has been directed in writing to act, but each such beneficial owner will be counted separately, subject to the other provisions of this Section 2.8(d), for purposes of determining the number of stockholders whose holdings may be considered as part of an Eligible Stockholder’s holdings. No person may be a member of more than one group of persons constituting an Eligible Stockholder under this Section 2.8 and no shares may be attributed as owned by more than one person constituting an Eligible Stockholder under this Section 2.8. For the avoidance of doubt, if a group of stockholders (including a group of funds within a Qualifying Fund) aggregates ownership of shares in order to meet the 3% threshold under this Section 2.8, any and all requirements for an Eligible Stockholder under this Section 2.8 (except that the minimum voting power requirement necessary to meet the 3% threshold shall apply to the ownership of the group in the aggregate), including the minimum holding period, shall apply to each member of such group of stockholders and/or funds within the Qualifying Fund and a breach of any obligation, agreement or representation under this Section 2.8 by any member of such group shall be deemed a breach by the Eligible Stockholder. Should any stockholder withdraw from a group that is an Eligible Stockholder at any time prior to the annual meeting of stockholders, the Eligible Stockholder shall be deemed to own only those shares held by the remaining group. 10. (e) Definition of Ownership. For purposes of this Section 2.8, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of the capital stock of the corporation as to which such stockholder possesses both (A) the full voting and investment rights pertaining to the shares and (B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares (1) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed, including any short sale, (2) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell or (3) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding capital stock of the corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such stockholder’s or its affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such stockholder or affiliate. An Eligible Stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and the right to direct the disposition of the shares and possesses the full economic interest in the shares. A person’s ownership of shares shall be deemed to continue during any period in which (A) the person has loaned such shares, provided that the person has the power to recall such loaned shares at any time on no more than three (3) business days’ notice and recalls such loaned shares within five (5) business days of being notified that its Proxy Access Nominee will be included in the corporation’s proxy materials for the applicable annual meeting and holds such shares through such annual meeting; or (B) the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person. Whether outstanding shares of the corporation’s capital stock are “owned” for these purposes shall be determined by the board of directors, which determination shall be conclusive and binding on the corporation and its stockholders. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. (f) Proxy Access Notice. Within the time period specified in this Section 2.8 for providing the Proxy Access Notice, an Eligible Stockholder must deliver the following information in writing to the secretary of the corporation: (i) the information, representations and agreements that would be required with respect to the nomination of directors pursuant to Section 2.5 as if the Proxy Access Nominee were being nominated in accordance with Section 2.5; (ii) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three (3) year holding period) verifying that, as of a date within seven days prior to the date of the Proxy Access Notice, the Eligible Stockholder owns, and has owned continuously for the preceding three (3) years, the Required Shares, and the Eligible Stockholder’s agreement to provide, within five (5) business days after the record date for the annual meeting, written statements from the record 11. holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date; (iii) a copy of the Schedule 14N that has been filed with the Securities and Exchange Commission as required by Rule 14a-18 under the 1934 Act, as such rule may be amended; (iv) a representation that the Eligible Stockholder: (1) acquired all of the Required Shares in the ordinary course of business and not with the intent to change or influence control at the corporation and does not presently have such intent, (2) intends to appear in person or through a qualified representative at the annual meeting to present the nomination, (3) has not nominated and will not nominate for election to the board of directors at the annual meeting any person other than the Proxy Access Nominee(s) being nominated pursuant to this Section 2.8, (4) has not engaged and will not engage in, and has not and will not be a participant in, another person’s solicitation within the meaning of Rule 14a-1(l) under the 1934 Act in support of the election of any individual as a director at the annual meeting other than its Proxy Access Nominee or a nominee of the board of directors, (5) will not distribute to any stockholder any form of proxy for the annual meeting other than the form distributed by the corporation, (6) has provided and will provide facts, statements and other information in all communications with the corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements make, in light of the circumstances under which they were made, not misleading, and (7) in the case of a nomination by an Eligible Stockholder that is composed of a group of stockholders, the designation by all group members of one group member that is authorized to act on behalf of all such members with respect to the nomination and matters related thereto, including any withdrawal of the nomination; (v) in the case of any Eligible Stockholder that is a Qualifying Fund consisting of two or more funds, documentation reasonably satisfactory to the corporation demonstrating that the funds are eligible to be treated as a Qualifying Fund and that each fund constituting the Qualifying Fund otherwise meets the requirements set forth in this Section 2.8; and (vi) an undertaking that the Eligible Stockholder agrees to: (1) own the Required Shares through the date of the annual meeting, 12. (2) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the corporation or out of the information that the Eligible Stockholder provided to the corporation, (3) indemnify and hold harmless (jointly and severally with all other group members in the case of an Eligible Stockholder group) the corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any nomination, solicitation or other activity by the Eligible Stockholder in connection with its efforts to elect the Proxy Access Nominee pursuant to this Section 2.8, (4) comply with all laws and regulations applicable to any solicitation in connection with the annual meeting or in connection with any other actions taken pursuant to this Section 2.8, (5) file with the Securities and Exchange Commission any solicitation or other communication with the corporation’s stockholders relating to the meeting at which the Proxy Access Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the 1934 Act or whether any exemption from filing is available for such solicitation or other communication, (6) provide any additional information reasonably requested by the corporation to verify the Eligible Stockholder’s ownership of the Required Shares, and (7) in the event that any information included in the Proxy Access Notice or in any other communication by the Eligible Stockholder or the Proxy Access Nominee with the corporation, its stockholders or any other person in connection with the nomination or election ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), or that the Eligible Stockholder has failed to continue to satisfy the eligibility requirements described in Section 2.8(d), promptly (and in any event within two business days of discovering such defect) notify the secretary of the corporation of such defect and of the information that is required to correct any such defect; provided, however, that any such notice shall not be deemed to cure any such defect or to limit the remedies available to the corporation for such defect pursuant to this Section 2.8 (including any right to omit the Proxy Access Nominee from the proxy materials) or to permit any Eligible Stockholder or other person to change or add any proposed Proxy Access Nominee. For purposes of this Section 2.8, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Eligible Stockholder or any of its affiliates or associates, whether record or beneficial: (w) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation, (x) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation, (y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or (z) which provides the right to vote or increase or decrease the voting power of, such Eligible Stockholder, or any of its affiliates or associates, with respect to any securities of the

13. corporation, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Eligible Stockholder in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Eligible Stockholder is, directly or indirectly, a general partner or managing member. (g) Additional Information Regarding Proxy Access Nominee Eligibility. Within the time period specified in this Section 2.8 for delivering the Proxy Access Notice, a Proxy Access Nominee must deliver to the secretary of the corporation a written representation and agreement (which shall be deemed to be a part of the Proxy Access Notice for purposes of this Section 2.8) that the Proxy Access Nominee: (i) is not and has not been subject to any event specified in Rule 506(d) of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”); (ii) is not and has not been, within the past three years, an officer or director of a competitor of the corporation, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914; (iii) will provide facts, statements and other information in all communications with the corporation and its stockholders that are or will be true and correct in all material respects (and shall not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading); and (iv) would qualify as independent under the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) or any stock exchange applicable to the corporation, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the board of directors in determining and disclosing the independence of the corporation’s directors (the “Applicable Independence Standards”). (h) Within the time period specified in this Section 2.8 for delivering the Proxy Access Notice, the Proxy Access Nominee shall provide all information necessary for the board of directors to verify whether such Proxy Access Nominee satisfies the Applicable Independence Standards. The corporation may request such additional information as necessary to permit the board of directors to verify whether each stockholder nominee is independent under the Applicable Independence Standards. (i) Restrictions on Re-Nomination. Any Proxy Access Nominee who is included in the corporation’s proxy materials for a particular annual meeting of stockholders but either (A) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (B) does not receive votes cast in favor of the Proxy Access Nominee’s election of at least 25% of the shares represented in person or by proxy at the annual meeting, will be ineligible to be a Proxy Access Nominee pursuant to this Section 2.8 for the next two annual meetings following the meeting for which the Proxy Access Nominee has been nominated for election. 14. (j) Omission and Removal of Proxy Access Nominees. The corporation shall not be required to include, pursuant to this Section 2.8, any Proxy Access Nominee in its proxy materials for any meeting of stockholders and such nomination shall be disregarded and no vote on such Proxy Access Nominee will occur, notwithstanding that proxies in respect of such vote may have been received by the corporation: (i) in the event that the secretary of the corporation receives a notice that a stockholder has nominated a person for election to the board of directors pursuant to the advance notice requirements for stockholder nominees for director set forth in Section 2.5; (ii) if the Eligible Stockholder who has nominated such Proxy Access Nominee has engaged in or is currently engaged in, or has been or is a “participant” in, its own or another person’s “solicitation” within the meaning of Rule 14a-1(l) under the 1934 Act in support of the election of any individual as a director at the meeting other than its Proxy Access Nominee(s) or a nominee of the board of directors; (iii) who is not independent under the Applicable Independence Standards, as determined by the board of directors; (iv) whose election or service as a member of the board of directors would cause the corporation to be in violation of these bylaws, the certificate of incorporation, the rules or regulations of the Nasdaq or any stock exchange applicable to the corporation, or any applicable law, rule or regulation or with any other publicly disclosed policies or guidelines of the corporation applicable to directors generally; (v) who is or has been, within the past three years, an officer or director of a competitor of the corporation, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914; (vi) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past 10 years; (vii) who is subject to any event specified in Rule 506(d) of Regulation D under the 1933 Act; (viii) if such Proxy Access Nominee or the applicable Eligible Stockholder shall have provided information to the corporation with respect to such nomination that, as of the date provided, was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which it was made, not misleading, as determined by the board of directors; or (ix) if the Eligible Stockholder or applicable Proxy Access Nominee breaches or otherwise contravenes any of the agreements or representations made by such Eligible Stockholder or Proxy Access Nominee or fails to comply with its obligations pursuant to this Section 2.8. 15. (k) Invalid Nomination. Notwithstanding anything to the contrary set forth herein, the board of directors or the person presiding at the meeting shall declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation, if (A) the Proxy Access Nominee(s) and/or the applicable Eligible Stockholder has or have breached its or their obligations, agreements or representations under this Section 2.8, as determined by the board of directors or the person presiding at the annual meeting of stockholders, or (B) the Eligible Stockholder (or a qualified representative thereof) does not appear at the annual meeting of stockholders to present any nomination pursuant to this Section 2.8. (l) Exclusive Method; Interpretation. Other than nominations made in accordance with Sections 2.5, 2.7 and Rule 14a-19 promulgated under the 1934 Act, this Section 2.8 shall be the exclusive method for stockholders to include nominees for election to the board of directors in the corporation’s proxy materials. For purposes of this Section 2.8, the board of directors, a committee of the board of directors, or any officer of the corporation designated by the board of directors or committee thereof, shall have the power and authority to interpret this Section 2.8 and to make any and all determinations necessary and advisable to apply the provisions of this Section 2.8. Any such determination shall be final and binding on the corporation, any Eligible Stockholder, any Proxy Access Nominee and any other person so long as made in good faith, without any further requirements. (m) For purposes of Sections 2.7 and 2.8, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the 1933 Act; “close of business” shall mean 5:00 p.m. local time at the principal executive offices of the corporation on any calendar day, whether or not the day is a business day; and a “qualified representative” of a stockholder means a duly authorized officer, manager or partner of such stockholder or a person authorized by a writing executed by such stockholder (or a reliable reproduction of the writing) delivered to the corporation prior to the making of such nomination or proposal at such meeting (and in any event not fewer than five (5) business days before the meeting) stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders. 2.9 QUORUM The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise required by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.10 of these bylaws. 16. If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum. 2.10 ADJOURNED MEETING; NOTICE When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are (i) announced at the meeting at which the adjournment is taken; (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication; or (iii) set forth in the notice of meeting given in accordance with Section 2.6 of these bylaws. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The chairman of any meeting of stockholders shall have the power to adjourn the meeting to another time, date and place (if any), regardless of whether a quorum is present, at any time and for any reason. 2.11 VOTING The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to the provisions of Sections 217 and 218 of the DGCL (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements). Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder, and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders. Notwithstanding the foregoing, if the stockholders of the corporation are entitled, pursuant to Sections 2115 and 301.5 of the California Corporations Code, to cumulate their votes in the election of directors, each such stockholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of votes that such stockholder normally is entitled to cast) only if the candidates’ names have been properly placed in nomination (in accordance with these bylaws) prior to commencement of the voting, and the stockholder requesting cumulative voting has given notice prior to commencement of the voting of the stockholder’s intention to cumulate votes. If cumulative voting is properly requested, each holder of stock, or of any class or classes or of a series or series thereof, who elects to cumulate votes shall be entitled to as many votes as equals the number of votes that (absent this provision as to cumulative voting) he or she would be entitled to cast for the election of directors with respect to his or her shares of stock multiplied by the number of directors to be elected by him, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them, as he or she may see fit.

17. 2.12 STOCKHOLDER ACTION BY CONSENT WITHOUT A MEETING Unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation in the manner required by Section 228 of the DGCL; provided that the corporation has not designated, and shall not designate, any information processing system for receiving such consents. In order that the corporation may determine the stockholders entitled to consent to such action without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by consent shall, by notice to the secretary of the corporation, request that the board of directors fix a record date. The board of directors shall promptly, but in all events within ten (10) days after the date on which such notice is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the board of directors pursuant to the second sentence of this Section 2.12). If no record date has been fixed by the board of directors pursuant to the second sentence of this Section 2.12 or otherwise within ten (10) days after the date on which such notice is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with Section 228 of the DGCL. If no record date has been fixed by the board of directors pursuant to the second sentence of this Section 2.12, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the board of directors is required by applicable law shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action. In the event of the delivery, in accordance with Section 228 of the DGCL, to the corporation of a consent or consents to take corporate action and/or any related revocation or revocations, the corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, and to the fullest extent permitted by law, no action by consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the corporation in accordance with Section 228 of the DGCL have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained in this Section 2.12 shall in any way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation). 18. No consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the first date a consent is delivered in accordance with Section 228 of the DGCL, consents signed by a sufficient number of stockholders to take such action are delivered to the corporation in in accordance with Section 228 of the DGCL, and not revoked. 2.13 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may, except as otherwise required by law, fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting. 2.14 PROXIES Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the DGCL. 2.15 ORGANIZATION The president, or in the absence of the president, the chairman of the board, or, in the absence of the president and the chairman of the board, one of the corporation’s vice presidents, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. Such procedures prescribed by the chairman of such meeting, may include, without limitation, the following: (a) the establishment 19. of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting or the board of directors shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) limitations on the time, if any, allotted to questions or comments by participants, (f) restricting the use of audio/video recording devices and cell phones; (g) complying with any state and local laws and regulations concerning safety and security; (h) procedures (if any) requiring attendees to provide the corporation advance notice of their intent to attend the meeting; and (i) any additional attendance or other procedures or requirements for proponents submitting a proposal pursuant to Rule 14a-8 promulgated under the 1934 Act. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting. 2.16 LIST OF STOCKHOLDERS ENTITLED TO VOTE The corporation shall prepare, no later than the tenth (10th) day before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date. Such list shall be arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing in this Section 2.16 shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. 2.17 WAIVER OF NOTICE Whenever notice is required to be given under any provision of the DGCL or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws. 20. 2.18 DELIVERY TO THE CORPORATION Whenever Article II of these bylaws requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), the corporation shall not be required to accept delivery of such document or information unless the document or information is in writing exclusively (and not in an electronic transmission) and delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested. ARTICLE III DIRECTORS 3.1 POWERS Subject to the provisions of the DGCL and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors. 3.2 NUMBER OF DIRECTORS The board of directors shall consist of ten (10) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. The directors shall be divided into three classes, with the term of office of the first class (Class I Directors), which class shall initially consist of four (4) directors, to expire at the 2024 annual meeting of stockholders; the term of office of the second class (Class II Directors), which class shall initially consist of three (3) directors, to expire at the 2025 annual meeting of stockholders; the term of office of the third class (Class III Directors), which class shall initially consist of three (3) directors, to expire at the 2026 annual meeting of stockholders; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders held after such election. 3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office as provided in Section 3.2 of these bylaws. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. 3.4 RESIGNATION AND VACANCIES Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may, in accordance with Section 223(d) of the DGCL, elect a successor to take office when the resignation becomes effective.

21. Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office for a term expiring at the next annual meeting of the stockholders at which the term of office of the class to which such director has been elected expires. Unless otherwise provided in the certificate of incorporation or these bylaws: (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL. If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable. 3.5 REMOVAL OF DIRECTORS Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. 3.6 PLACE OF MEETINGS; MEETINGS BY TELEPHONE Regular meetings of the board of directors may be held at any place (if any) within or outside the State of Delaware that has been designated from time to time by resolution of the board. 22. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place (if any) within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation. Any meeting of the board, regular or special, may be held by conference telephone or other communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting. 3.7 REGULAR MEETINGS Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. 3.8 SPECIAL MEETINGS; NOTICE Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors. Notice of the time and place of special meetings shall be delivered orally, personally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, or by electronic mail or other electronic transmission. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered by any other permitted means, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation. 3.9 QUORUM A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.10 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law. To the fullest extent permitted by law, a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting. 23. 3.10 ADJOURNMENT A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place. 3.11 NOTICE OF ADJOURNMENT Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.8 of these bylaws, to the directors who were not present at the time of the adjournment. 3.12 BOARD ACTION BY CONSENT WITHOUT A MEETING Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing or by electronic transmission to that action. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the board of directors in the same paper or electronic form as the minutes are maintained. 3.13 FEES AND COMPENSATION OF DIRECTORS Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.13 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services. 3.14 APPROVAL OF LOANS TO OFFICERS The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute. 3.15 SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors. 24. ARTICLE IV COMMITTEES 4.1 COMMITTEES OF DIRECTORS The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the DGCL, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), (ii) adopt an agreement of merger or consolidation under Sections 251, 252, 254, 255, 256, 257, 258, 263 or 264 of the DGCL, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the DGCL. 4.2 MEETINGS AND ACTION OF COMMITTEES Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws: Section 2.17 (waiver of notice); Section 3.6 (place of meetings; meetings by telephone), Section 3.7 (regular meetings), Section 3.8 (special meetings; notice), Section 3.9 (quorum), Section 3.10 (adjournment), Section 3.11 (notice of adjournment) and Section 3.12 (board action by consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors

25. may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. 4.3 COMMITTEE MINUTES Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required. ARTICLE V OFFICERS 5.1 OFFICERS The Corporate Officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, a treasurer and one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person. In addition to the Corporate Officers of the corporation described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws. 5.2 ELECTION OF OFFICERS The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine. 5.3 SUBORDINATE OFFICERS The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine. The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these bylaws. 5.4 REMOVAL AND RESIGNATION OF OFFICERS Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any 26. regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors. Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party. Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation. 5.5 VACANCIES IN OFFICES A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office. 5.6 CHAIRMAN OF THE BOARD The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws. 5.7 PRESIDENT Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws. 5.8 VICE PRESIDENTS In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to 27. time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board. 5.9 SECRETARY The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings and the proceedings thereof. The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates (if any) evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws. 5.10 CHIEF FINANCIAL OFFICER The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director. The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws. 5.11 ASSISTANT SECRETARY The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe. 28. 5.12 ADMINISTRATIVE OFFICERS In addition to the Corporate Officers of the corporation as provided in Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to, limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors. 5.13 AUTHORITY AND DUTIES OF OFFICERS In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors. ARTICLE VI INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS 6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS The corporation shall, to the maximum extent and in the manner permitted by the DGCL as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or trustee or in any other capacity while serving as a director or officer. For purposes of this Section 6.1, a “director” or “officer” of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation. Except with respect to a proceeding to enforce a right to indemnification or advancement of expenses, the corporation shall be required to indemnify a director or officer in connection with a proceeding (or part thereof) initiated by such director or officer only if the initiation of such

29. proceeding (or part thereof) by the director or officer was authorized by the board of directors of the corporation. The corporation shall pay the expenses (including attorney’s fees) incurred by a director or officer of the corporation in defending any proceeding referred to in this Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts advanced if it should ultimately be determined that the director of officer is not entitled to be indemnified under this Section 6.1. Notwithstanding the other provisions of this Article, to the extent that a director or officer has been successful on the merits or otherwise in defense of any proceeding referred to in the first paragraph of this Section 6.1, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorney’s fees) actually and reasonably incurred thereby in connection therewith; provided, however, that, notwithstanding the final sentence of the first paragraph of this Section 6.1, any director or officer who is not a current or former director or officer of this corporation (as such term is defined in the final sentence of Section 145(c)(1) of the DGCL) shall be entitled to indemnification under this paragraph only if such person has satisfied the standard of conduct required for indemnification under Section 145(a) or Section 145(b) of the DGCL, as applicable. The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation’s certificate of incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise. Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. 6.2 RIGHT TO BRING SUIT If a claim for indemnification or advancement under Section 6.1 is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the director or officer seeking such indemnification or advancement may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, such director or officer shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by a director or officer to enforce a right to indemnification hereunder (but not in a suit brought by a director or officer to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final adjudication that, the director or officer has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of 30. the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the director or officer is proper in the circumstances because such director or officer has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the director or officer has not met such applicable standard of conduct, shall create a presumption that the director or officer has not met the applicable standard of conduct or, in the case of such a suit brought by the director or officer, be a defense to such suit. In any suit brought by the director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the corporation. 6.3 INDEMNIFICATION OF OTHERS The corporation shall have the power, to the maximum extent and in the manner permitted by the DGCL as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.3, an “employee” or “agent” of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation. 6.4 INSURANCE The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL. 31. ARTICLE VII RECORDS AND REPORTS 7.1 MAINTENANCE AND INSPECTION OF RECORDS The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business. 7.2 INSPECTION BY DIRECTORS Any director shall have the right to examine (and to make copies of) the corporation’s stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director. 7.3 REPRESENTATION OF SHARES OF OTHER CORPORATIONS The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, consent with respect to, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock or voting securities of any other corporation or corporations or entity or entities standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority. 7.4 CERTIFICATION AND INSPECTION OF BYLAWS The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation’s principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours. 32. ARTICLE VIII GENERAL MATTERS 8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law. If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution. 8.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments. 8.3 CORPORATE CONTRACTS AND INSTRUMENTS HOW EXECUTED The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. 8.4 STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by, any two authorized officers of the corporation, including, without limitation, the chairman of the board of directors, vice-chairman of the board of directors, the president, vice-president, treasurer, an assistant treasurer, the secretary or an assistant secretary representing the number of shares registered in certificate form. Any or all of the signatures on

33. the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Certificates for shares shall be of such form and device as the board of directors may designate. Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon. 8.5 SPECIAL DESIGNATION ON CERTIFICATES If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. 8.6 LOST CERTIFICATES Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new share certificate or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of new certificate or uncertificated shares. 34. 8.7 TRANSFER AGENTS AND REGISTRARS The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate. 8.8 CONSTRUCTION; DEFINITIONS Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person. ARTICLE IX AMENDMENTS The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote or by the board of directors of the corporation. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws. ARTICLE X FORUM FOR ADJUDICATION OF DISPUTES 10.1 Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have subject matter jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under Delaware statutory or common law: (a) any derivative claim or cause of action brought on behalf of the corporation; (b) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer or other employee of the corporation, to the corporation or the corporation’s stockholders; (c) any claim or cause of action against the corporation or any current or former director, officer or other employee of the corporation, arising out of or pursuant to any provision of the DGCL, the certificate of incorporation or the bylaws of the corporation; (d) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of the certificate of incorporation or the bylaws of the corporation (including any right, obligation, or remedy thereunder); (e) any claim or cause of action as to which the DGCL confers jurisdiction to the Court of Chancery of the State of Delaware; and (f) any claim or cause of action against the corporation or any current or former director, officer or other employee of the corporation, governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. This Section 10.1 shall not apply 35. to claims or causes of action brought to enforce a duty or liability created by the 1933 Act, or the 1934 Act, or any other claim for which the federal courts have exclusive jurisdiction. 10.2 Unless the corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act. 10.3 Any person or entity holding, owning or otherwise acquiring any interest in any security of the corporation shall be deemed to have notice of and consented to the provisions of this Article.